Exhibit 24(b)(4)(m)

                       OPPENHEIMER SERIES FUND, INC.
                     OPPENHEIMER LIFESPAN GROWTH FUND
                 Class C Share Certificate (8-1/2" x 11")


I. FACE OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4" decorative border, 5/16" wide)

    (upper left corner, box with heading: NUMBER [of shares]

    (upper right corner) [share certificate no.] XX-000000

    (upper right box with heading: CLASS C SHARES (below cert. no.)

    (centered below boxes) OPPENHEIMER LIFESPAN GROWTH FUND, a series of Oppenheimer Series Fund, Inc.
           INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

    (at left) THIS IS TO CERTIFY THAT   (at right) SEE REVERSE FOR
                                                        CERTAIN DEFINITIONS

                                                          (box with number)
                                                            CUSIP 68380J840
    (at left) is the owner of

    (centered) FULLY PAID AND NON-ASSESSABLE CLASS C SHARES OF CAPITAL STOCK WITH THE PAR VALUE OF $.001 EACH OF OPPENHEIMER LIFESPAN GROWTH FUND
    (hereinafter called the "Corporation"), transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation of the Corporation to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

    WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

    (signature                 Dated:        (signature
    at left of seal)                         at right of seal)
    /s/ George C. Bowen                 /s/ Bridget A. Macaskill
    ----------------------              ------------------------
    TREASURER                           PRESIDENT

                           (centered at bottom)
                1-1/2" diameter facsimile seal with legend
                    OPPENHEIMER SERIES FUND, INC.
                                   SEAL
                                   1981
                                 MARYLAND

    (at lower right, printed vertically):

                         Countersigned
                         OppenheimerFunds Services
                         (A Division of OppenheimerFunds, Inc.)
                         Denver (CO) Transfer Agent

                         By ____________________________
                              Authorized Signature

II. BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

    TEN COM - as tenants in common
    TEN ENT - as tenants by the entirety
    JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not as tenants in common

    UNIF GIFT/TRANSFER MIN ACT - _______  Custodian ________
                                 (Cust)             (Minor)

                         UNDER UGMA/UTMA ___________________
                                             (State)

    Additional abbreviations may also be used though not in the above list.

    For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto

    PLEASE INSERT SOCIAL SECURITY OR
    OTHER IDENTIFYING NUMBER OF ASSIGNEE
    AND PROVIDE CERTIFICATION BY TRANSFEREE
    (box for identifying number)

    __________________________________________
    (Please print or type name and address of assignee)
    __________________________________________
    __________________________________________ Class C Shares of
    the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________ Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

    Dated: ______________________

                         Signed: __________________________

                                 __________________________
                              (Both must sign if joint owners)

                              Signature(s) ___________________
                              guaranteed     Name of Guarantor
                              by:       ______________________
                                             Signature of
                                             Officer/Title

(text printed     NOTICE: The signature(s) to this assignment must
vertically to     correspond with the name(s) as written upon the
right of above    face of the certificate in every particular
paragraph)        without alteration or enlargement or any change
                  whatever.

(text printed in  Signatures must be guaranteed by a financial
box to left of    institution of the type described in the current
signature(s))     prospectus of the Corporation.

The Corporation will furnish to any stockholder, on request and without charge, a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue.

PLEASE NOTE: This document contains a watermark   OppenheimerFunds
when viewed at an angle.  It is invalid without   "four hands"
this watermark:                                   logotype

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                 THIS SPACE MUST NOT BE COVERED IN ANY WAY